Exhibit 99.1

GlobalSCAPE, Inc. to Address Internet of Things and Data Security at RSA Conference 2017

SAN ANTONIO – February 1, 2017 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a pioneer and worldwide leader in the secure and reliable exchange of business information, announces that Greg Hoffer, the Company’s vice president of engineering, will be featured as a speaker during RSA Conference 2017 at the Moscone Center in San Francisco. Hoffer’s session, Internet of Things (IoT) and Data’s Perilous Journey, is scheduled for Thursday, February 16 from 1:30 to 2:15 p.m. PST at Moscone West, Room 2002.

IoT is a category of technology consisting of industrial, scientific, medical, commercial, and consumer devices that connect to and communicate over the internet. Recent hacks of IoT devices, including a massive attack that shut down access to many high profile websites, revealed the IoT’s vulnerability as a way to compromise network and data integrity.

Hoffer’s presentation follows data on its perilous journey through the Internet of Things, from its creation, capture, transmission, aggregation, analysis and storage—a lifecycle that also involves cloud, Big Data, governance, compliance and data security. During his session, Hoffer will identify the risks involved at each stage and the ways that organizations can better prepare for and protect valuable data.

RSA Conference hosts the world’s largest security events in the U.S., Europe and Asia, collectively drawing more than 45,000 attendees each year. The mission of RSA Conference is to connect each attendee with the experts and insights needed to stay ahead of cyberthreats.

Event: RSA Conference 2017
Session: IoT and Data’s Perilous Journey
Date: Thursday, February 16
Time: 1:30pm – 2:15 p.m. PST
Location: Room 2002, Moscone West, Moscone Center, San Francisco

Supporting Quote:
Greg Hoffer, Vice President of Engineering at Globalscape
“As more individuals and organizations become intertwined with devices connecting to the internet, generating and sharing as much as 2.5 quintillion bytes of sensitive and high-value data per day, it is important to understand our relationships to connected devices and how we can protect ourselves and our organizations from both accidental and malicious data breaches.”

For more information on RSA Conference 2017 or to register for the event, please visit https://www.rsaconference.com/events/us17.

About Globalscape
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in the reliable exchange of mission-critical business data and intellectual property. Globalscape’s leading enterprise suite of solutions delivers military-proven security for achieving best-in-class control and visibility of data across multiple locations. Founded in 1996, Globalscape’s software and services are trusted by tens of thousands of customers worldwide, including global enterprises, governments, and small and medium enterprises. For more information, visit www.Globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,” “believe,” “steady,” “dramatic,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2015 fiscal year, filed with the Securities and Exchange Commission on March 3, 2016.

GLOBALSCAPE PRESS CONTACT
Contact: Ciri Haugh
Phone Number: (210) 308-8267
Email: PR@globalscape.com

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